SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        (  )

Check the appropriate box:

(X)  Preliminary Proxy Statement      (  ) Confidential,for Use of the
( )  Definitive Proxy Statement            Commission Only (as permitted by
( )  Definitive Additional Materials       Rule 14c-6(e)(2)
( )  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                       Emerging Markets Growth Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------

( ) Fee paid with preliminary materials. ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

                       Emerging Markets Growth Fund, Inc.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025

                                 August 29, 2000


Dear Shareholder:

Enclosed is a Proxy Statement, Proxy, and stamped return envelope in connection with the upcoming Meeting of Shareholders of Emerging Markets Growth Fund, Inc. to be held October 30, 2000, in Los Angeles. It is very important that you read this material, cast your vote on the enclosed blue Proxy, and return it to us in the enclosed envelope as soon as possible.

It would help us greatly in planning this meeting if you could give us an indication of whether you plan to attend the meeting in person. The Shareholders' meeting is expected to be very brief because there will be no planned investment or other discussion apart from the administrative issues which need to be addressed. Regardless of your decision to attend at this time, please sign and return your voted Proxy as soon as possible. In the event you decide to attend the meeting, you may revoke the Proxy you mailed and vote in person instead. Please call Valerie Y. Lewis at (310) 996-6229 if you plan to attend.

Thank you.
                                   Sincerely,


                                   ROBERTA A. CONROY
                                   Senior Vice President and Secretary

                       EMERGING MARKETS GROWTH FUND, INC.

                          11100 Santa Monica Boulevard
                       Los Angeles, California, USA 90025

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 30, 2000

                              ---------------------

To the Shareholders of EMERGING MARKETS GROWTH FUND, Inc.:

Notice is hereby given that a Special Meeting of Shareholders ("Meeting") of the Emerging Markets Growth Fund, Inc. ("Fund"), a Maryland corporation, will be held at 8:30 a.m., Pacific Time, on October 30, 2000, at 11100 Santa Monica Boulevard, California USA 90025. The purpose of the meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournment thereof:

1.   to elect a Board of 15 Directors;

2. to amend the Fund's fundamental investment policy to permit increased investments in the securities of any single issuer with respect to 25% of the Fund's assets, and to amend the Fund's By-laws to reflect such amendment;

3. to amend the Fund's fundamental investment policy concerning ownership of voting securities to permit ownership of more than 10% of the outstanding voting securities of any single issuer with respect to 25% of the Fund's assets, and to amend the Fund's By-laws to reflect such amendment;

4. to amend the Fund's fundamental investment policy concerning loans to clarify existing restrictions and to permit securities lending, and to amend the Fund's By-laws to reflect such amendment; and

5. to ratify the selection by the Board of Directors of the Fund of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2001.

Shareholders of record at the close of business on August 16, 2000, are entitled to notice of, and to vote at, the Meeting.

                                  By Order of the Board of Directors of the Fund


                                  ------------------------------
                                  Roberta A. Conroy
                                  Senior Vice President and Secretary

Los Angeles, California

August 29, 2000


PLEASE RESPOND --- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

================================================================================
                                    IMPORTANT

Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. Please mark, date, sign and return the enclosed Proxy in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

================================================================================

                       EMERGING MARKETS GROWTH FUND, INC.
                    11100 Santa Monica Boulevard, 15th Floor
                          Los Angeles, California 90025

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS


                                October 30, 2000

     The enclosed Proxy is solicited by the Board of Directors ("Board") of the Emerging Markets Growth Fund ("Fund") in connection with the Special Meeting of Shareholders ("Meeting") to be held on October 30, 2000. Every properly executed Proxy returned in time to be voted at the Meeting will, unless such Proxy has previously been revoked, be voted at the Meeting in accordance with the directions indicated on such Proxy. IF NO DIRECTIONS ARE INDICATED, THE PROXY WILL BE VOTED "FOR" THE PERSONS SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 5. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. This Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about August 29, 2000.

     At the close of business on August 16, 2000, the record date fixed by the Board for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 332,563,648 shares of capital stock, the only authorized class of securities of the Fund. As of that record date, no shareholders beneficially owned more than 5% or more of the outstanding shares of the Fund. Each share is entitled to one vote. There is no provision for cumulative voting.

     The presence in person or by proxy of the holders of record of a majority of the shares of the Fund entitled to vote shall constitute a quorum at the Meeting for the Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting with respect to the Fund, from time to time, without notice other than announcement at the Meeting, until the requisite number of shares shall be present at the Meeting. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. In the event that sufficient votes are not received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting. The persons named as proxies will vote all Proxies in favor of such adjournment.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the persons set forth in Proposal 1 and FOR Proposals 2-5. Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821, by signing another proxy of a later date, or by personally casting his or her vote at the Meeting.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against a particular proposal.

     To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or personal contact by officers of the Fund, employees of the Fund, or its affiliates, or proxy solicitation firms. The Fund has retained Alamo Direct, 280 Oser Avenue, Hauppauge, NY 11788, to solicit proxies by mail at an anticipated cost of $3,000 plus postage expenses.

Fifteen Directors are to be elected at the Meeting, each to hold office until his or her successor is elected and qualified. The fifteen nominees receiving the highest number of votes shall be deemed to be elected. Because it is not anticipated that meetings of shareholders will be held each year, the Directors' terms will be indefinite in length. All of the nominees for Director except R. Michael Barth, Collette D. Chilton, and Aje K. Saigal were elected by the shareholders at their last meeting on June 27, 1997.

Each of the nominees has agreed to serve as a Director if elected. If, due to present unforeseen circumstances, any nominee should not be available for election, the persons named as proxy will vote the signed but unmarked Proxies, and those marked for the nominated Directors, for such other nominees as the present Directors shall recommend. The following table sets forth certain information regarding the nominees.

                                          Current Principal Occupation and
Name of Nominee (Position with Fund)             Principal Employment                   Year First Elected a
and Date of Birth                                During Past 5 Years#                   Director
-----------------------------------       --------------------------------              --------------------

 R. Michael Barth1,3                      Chief Executive of FMO, The Netherlands                1999+
 (Director)                               Development Finance Company; (previously,
 08/01/49                                 Director, Capital Markets Development
                                          Department of The World Bank)
 Collette D. Chilton1, 3                  Chief Investment Officer, Lucent                       1999
 (Director)                               Technologies, Inc.; (previously, Chief
 02/13/58                                 Investment Officer, Pension Reserves
                                          Investment Management and Massachusetts
                                          State Teachers & Employees Retirement

                                          System)
 Nancy Englander*                         Senior Vice President,                                 1991
 (President and Director)                 Capital International, Inc.
 08/12/44

 David I. Fisher*                         Chairman of the Board, Capital                         1986
 (Vice Chairman of the Board)             International, Inc.
 09/17/39

 Khalil Foulathi 1, 3                     Executive Director, Abu Dhabi Investment               1996
 (Director)                               Authority
 05/20/51

 Beverly L. Hamilton 2, 3                 Trustee, Monterey Institute of                         1991
 (Director)                               International Studies and Commonfund;
 10/19/45                                 Director,  Massachusetts Mutual Funds,
                                          Investment     Committees    of    the
                                          University  of Michigan  Endowment and
                                          Community  Hospital  of  the  Monterey
                                          Peninsula;      Director,     Advisory
                                          Committees  of the World Bank  Pension
                                          Fund    and    DLJ    Sprout    Group;
                                          (previously,      President,      ARCO
                                          Investment Management Company)

 Raymond Kanner 1, 3                      Director, Global Equities Investments,                 1997
 (Director)                               IBM Retirement Funds; (previously
 05/29/53                                 Manager, IBM Credit Corporation)
 Marinus W. Keijzer 2, 3                  Director, Investment Strategy,                         1986
 (Director)                               Pensioenfonds PGGM
 07/20/38

 Hugh G. Lynch 2, 3                       Director, The Greater China Fund;                      1988
 (Director)                               (previously, Managing Director,
 10/23/37                                 International Investments, General Motors
                                          Investment Management Corporation)
 Helmut Mader 2, 3                        Former Director, Deutsche Bank AG                     1986++
 (Director)
 08/05/42

 William Robinson 1, 3                    Director, Deutsche Fund Management                     1986
 (Director)                               Limited; (previously, Director, Aga Khan
 07/20/38                                 Fund for Economic Development)
 Aje K. Saigal1, 3                        Director of Global Equities, Government                2000
 (Director)                               of Singapore Investment Corporation Pte
 06/22/56                                 Ltd.

 Patricia A. Small 1, 3                   Treasurer, The Regents of the University               1991
 (Director)                               of California
 12/28/45

 Walter P. Stern*                         Chairman of the Board, Capital                         1991
 (Chairman of the Board)                  International, Inc.
 09/26/28

 Shaw B. Wagener*                         Vice President and Director, Capital                   1997
 (Executive Vice President)               International, Inc.
 07/01/59

--------------------
# Corporate positions, in some instances, may have changed during the past five year period.

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"), on the basis of affiliation with Capital International, Inc. (the "Manager") or the parent company of the Manager, The Capital Group Companies, Inc.

+ R. Michael Barth initially became a Director elected to the Board in 1988. Mr. Barth resigned as a Director in 1995 following the sale of all shares of the Fund owned by the International Finance Corporation (the "IFC"), the company with which Mr. Barth was affiliated. In 1995, Mr. Barth became a non-voting participant in the meetings of the Board. In 1999 Mr. Barth resigned from the IFC, and the Board re-elected Mr. Barth as a Director.

++ Helmut Mader was one of the original founding Directors of the Fund elected in 1986. Mr. Mader resigned as a Director in 1991 following the sale of all shares of the Fund owned by Deutsche Bank Corporation, the company with which Mr. Mader was affiliated. In 1992, the Board re-elected Mr. Mader as a Director.

1 The Fund has an Audit Committee comprised of the above-designated directors. The function of the Committee includes such specific matters as recommending independent public accountants to the Board of Directors, reviewing the audit plan and results of audits and considering other matters deemed appropriate by the Board of Directors and/or the Committee.

2 The Fund has a Committee on Directors (formerly, the Nominating Committee) comprised of the above-designated Directors. The Committee's functions include selecting and recommending to the full Board of Directors nominees for election as Directors of the Fund. While the Committee is normally able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with the written consent of the prospective nominee to consideration of his or her name by the Committee. Under the laws of the State of Maryland, where the Fund is incorporated, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholder meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

3 The Fund has a Contracts Committee which is composed of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the Investment Advisory and Service Agreement that the Fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendation to the full Board of Directors on this matter.

Compensation
------------

Effective July 1, 1998, the Fund began to pay fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employers' policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Six Directors own Fund shares, four of whom are affiliated with the Manager. Each of a majority of the non-affiliated Directors has a business affiliation with an institutional shareholder in the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.

For the fiscal year ended June 30, 2000, the Fund paid the following compensation to Directors of the Fund:

Compensation Table
------------------

--------------------------------------------------------------------------------------------------------------------------
                                                        Pension or Retirement                           Total Compensation
                                                      Benefits Accrued As       Estimated Annual        From Fund and Fund
                                  Aggregate             Part of Fund Expenses      Benefits Upon        Complex Paid to
                                Compensation from                                Retirement             Directors
 Name and Position                 Fund
 ----------------------------   --------------------  ------------------------ --------------------   --------------------

Robert E. Angelica1
--------------------------------------------------------------------------------------------------------------------------
R. Michael Barth3
--------------------------------------------------------------------------------------------------------------------------
Khalil Foulathi
--------------------------------------------------------------------------------------------------------------------------
Beverly Hamilton2,3
--------------------------------------------------------------------------------------------------------------------------
Marinus W. Keijzer3
--------------------------------------------------------------------------------------------------------------------------
Hugh Lynch2
--------------------------------------------------------------------------------------------------------------------------
Helmut Mader3
--------------------------------------------------------------------------------------------------------------------------
John G. McDonald3
--------------------------------------------------------------------------------------------------------------------------
William Robinson
--------------------------------------------------------------------------------------------------------------------------
Aje K. Saigal4
--------------------------------------------------------------------------------------------------------------------------
Patricia Small3
--------------------------------------------------------------------------------------------------------------------------


[Professor McDonald received $______ in total compensation (all of which was voluntarily deferred compensation) from seven funds managed by an affiliate of Capital International, Inc. for the six month period ended December 31, 1999. Mr. McDonald resigned as a Director of the Fund effective December 28, 1999.]






------------------------
1 Compensation was paid to the Director's employer. Mr. Angelica resigned as a Director of the Fund effective September 7, 1999.

2 Compensation was paid to the Director's employer for a portion of the twelve month period ended June 30, 2000. Ms. Hamilton retired from ARCO effective April ___, 2000. Mr. Lynch retired from General Motors Investment Management Corporation effective March 31, 2000.

3 All compensation was voluntarily deferred except for Ms. Hamilton, who deferred $______ commencing January 1, 2000.

4    Mr. Saigal became a Director effective February 8, 2000.

The Fund has adopted a deferred compensation plan (the "Plan") that permits any director of the Fund who so elects to have all or any portion of payment of the director's compensation from the Fund (including the annual retainer, board and committee meeting fees) deferred to a future date or to the occurrence of certain events, such as upon the resignation or retirement of the director. Payments of deferred compensation made pursuant to the Plan may be paid in a lump sum or in annual or quarterly installments over a period of years (not to exceed 20), as specified by the director. Compensation deferred under the Plan is credited to an account established in the name of each director on the books of the Fund, to which deferred compensation is credited. Any such deferred compensation so credited will be deemed to be invested for purposes of future earnings in one or more investment options, but the deferred compensation amount payable to the director, as adjusted for any such earnings, remains an obligation of the Fund.

                            Other Executive Officers

         Name
 (Position with Fund)                                                                       Officer Continuously
   and Date of Birth                    Principal Occupation for Last five Years (1)             Since (2)
  -------------------                   --------------------------------------------        -------------------

Roberta A. Conroy                               Assistant General Counsel,
(Senior Vice President and                   The Capital Group Companies, Inc.                    1991
Secretary)
08/17/54

Michael A. Felix                                   Senior Vice President,                          1993
(Vice President and Treasurer)                   Capital International, Inc.
02/13/61

Hartmut Giesecke                                   Chairman and Director,                          1993
(Senior Vice President)                          Capital International K.K.;
09/25/37                                       Senior Vice President and Director,
                                                   Capital International, Inc.

Peter C. Kelly                                           Senior Counsel,                           1996
(Vice President)                                The Capital Group Companies, Inc.
01/28/59                                 (previously associated with Latham & Watkins for
                                                           seven years)

Victor D. Kohn                                      Executive Vice President,                      1996
(Senior Vice President)                        Capital International Research, Inc.
09/23/57

Nancy J. Kyle                           Senior Vice President and Director- International,         1996
(Senior Vice President)                           Capital Guardian Trust Company
08/11/50

Abbe G. Shapiro                                           Vice President                           1997
(Vice President)                                   Capital International, Inc.
10/20/59

Lisa B. Thompson                        Vice President and Research Director for Emerging          2000
(Vice President)                           Markets, and Director, Capital International
10/24/65                                                  Research, Inc.

Robert H. Neithart                      Vice President and Research Director for Emerging          2000
(Vice President)                           Markets, and Director, Capital International
08/20/65                                                  Research, Inc.


----------------------

(1) The occupation shown reflects the principal employment of each individual during the past 5 years. Corporate positions, in some instances, may have changed during this period.

(2) Officers are elected to hold office until their respective successors are elected, or until they resign or are removed.

[The Directors and officers as a group (24) owned beneficially less than 1% of the shares of the Fund outstanding on _______, 2000.]

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RESPECTIVELY, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF EACH OF THE DIRECTORS NOMINATED IN PROPOSAL ONE.

                                  PROPOSAL TWO
                                  ------------

             AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY
             ON THE AMOUNT OF ITS ASSETS IT MAY INVEST IN A SINGLE iSSUER; AND TO AMEND THE FUND'S BY-LAWS TO REFLECT SUCH AMENDMENT

The Fund is currently subject to a fundamental investment policy which limits it to investing no more than 5% of its total assets in any one issuer. The Board and Management recommend that shareholders vote to make this 5% restriction applicable to only 75% of the Fund's assets.

Specifically, the current fundamental policy provides in relevant part that the Fund may not:

          "purchase any security (other than marketable obligations of a national government or its agencies or instumentalities) if as a result: . . . more than 5% of its total assets would be invested in the securities of any single issuer. . . ."

The Board and Management recommend that the shareholders vote to replace the current fundamental policy with a fundamental policy providing in relevant part that the Fund may not:

          "purchase any security (other than marketable obligations of a national government or its agencies or instumentalities) if as a result: . . . with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any single issuer. . . ."

In addition, it is proposed that Article XIV, Section 1, paragraph (b)(6) of the Fund's By-laws, which currently contains the same provision, be amended to reflect the same changes.

The Manager desires the flexibility to invest more than 5% of the Fund's assets in the securities of those issuers for which the Manager believes present the best investment opportunities. In addition, the MSCI Emerging Markets Free (EMF) Index (the "Index"), which serves as the Fund's benchmark, contains a number of larger issuers that represent close to 5% of the Index. The current policy limits the Fund's ability to overweight these securities relative to the Index, which may prevent the Manager from managing the Fund in the manner that it believes is in the best interests of the Fund.

In theory, the proposal would permit the Fund to invest up to 25% of its total assets in a single issuer, however, the Fund has no present intention of doing so. If this proposal is approved by shareholders, the Board will adopt a non-fundamental investment policy providing that the Fund may not invest more than the greater of: 1) 10% of its total assets in any single issuer; or 2) twice the weighting of an issuer's weighting in the Index. Non-fundamental policies may be changed by the Board of Directors without shareholder approval. As with all such previous changes by the Board of Directors, the Fund would amend the prospectus promptly to reflect such change and mail a revised prospectus to shareholders.

The proposed policy is based upon the definition of a "diversified" investment company under the 1940 Act. Approving the proposal will not change the Fund's legal status as a diversified investment company, but will liberalize the Fund's policy to the maximum concentration permitted for diversified investment companies.

To the extent that the Fund invests in excess of 5% of its assets in a particular issuer, its exposure to the risks associated with that issuer is increased. Investing a greater amount of the Fund's assets in a single issuer, or investing in a smaller number of issuers, may make the Fund more susceptible to risks associated with a single economic, political or regulatory event affecting those issuers than would investing in a more diversified portfolio.

As of June 30, 2000, four companies, Samsung Electronics, China Telecom, Telemex and Taiwan Semiconductor Manufacturing Company, represented more than ____% of the Index. Management strongly believes that the current policy limits the ability of the Fund to reflect its investment conviction with respect to companies that represent a significant portion of the Fund's investment universe.

The Board of Directors believes that this amendment and the additional flexibility it provides will be beneficial to the Fund and its shareholders. If approved by shareholders, the Fund's registration statement and By-laws will be amended as appropriate to reflect the proposal.

Approval of the proposal to amend a fundamental investment policy requires the affirmative vote of (a) 67% or more of all shares present and entitled to vote at the Meeting, provided the holders of more than 50% of all shares outstanding and entitled to vote are present or represented by proxy, or (b) more than 50% of all outstanding shares.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RESPECTIVELY, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL TWO.

                                 PROPOSAL THREE
                                 --------------

          AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON THE
        AMOUNT OF VOTING SECURITIES OF ANY ONE ISSUER THAT THE FUND MAY
       ACQUIRE; AND TO AMEND THE FUND'S BY-LAWS TO REFLECT SUCH AMENDMENT

The Fund is currently subject to a fundamental investment policy which prevents the Fund from owning more than 10% of the outstanding voting securities of any one issuer. The Board and Management recommend that shareholders vote to make this 10% restriction applicable to only 75% of the Fund's total assets.

Specifically, the current fundamental policy provides that the Fund may not:

         "purchase any security if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer."

The Board recommends that the shareholders vote to replace the current fundamental policy with a fundamental policy providing that the Fund may not:

         "purchase any security if as a result, with respect to 75% of its total assets, the Fund would own more than 10% of the outstanding voting securities of any one issuer."

In addition, it is proposed that Article XIV, Section 1, paragraph (b)(9) of the Fund's By-laws, which currently contains the same provision, be amended to reflect the same changes.

The current fundamental policy can pose difficulties when the Manager wants to invest the Fund's assets in the securities of certain small capitalization companies. In order to establish sufficient positions in these securities, the Fund may need to purchase greater than 10% of the voting securities of these issuers. Because this is prohibited under the current fundamental policy, the Fund has on occasion purchased non-voting securities in order to obtain a sufficient economic interest in the issuer. The Manager believes that this policy does not add to the diversification of the Fund, and may prohibit the Fund from having a voting interest equal to its economic interest in an issuer.

The proposed policy is based upon the definition of a "diversified" investment company under the 1940 Act. Approving the proposal will not change the Fund's legal status as a diversified investment company, but will liberalize the Fund's policy to the maximum concentration permitted for diversified investment companies.

The Board of Directors believes that this amendment and the additional flexibility it provides will be beneficial to the Fund and its shareholders. If approved by shareholders, the Fund's registration statement and By-laws will be amended as appropriate to reflect the proposal.

Approval of the proposal to amend a fundamental investment policy requires the affirmative vote of (a) 67% or more of all shares present and entitled to vote at the Meeting, provided the holders of more than 50% of all shares outstanding and entitled to vote are present or represented by proxy, or (b) more than 50% of all outstanding shares.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RESPECTIVELY, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL THREE.

                                  PROPOSAL FOUR
                                  -------------

              AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY
              CONCERNING LOANS TO CLARIFY EXISTING RESTRICTIONS AND
          PERMIT SECURITIES LENDING; AND TO AMEND THE FUND'S BY-LAWS TO
                             REFLECT SUCH AMENDMENT

The Fund is currently subject to a fundamental investment policy which prevents the Fund from making loans, except that it may purchase debt securities usually purchased by financial institutions. The Board and Management recommend that shareholders vote to amend this policy to permit securities lending, and to clarify the types of debt instruments in which the Fund may invest.

Specifically, the current fundamental policy provides that the Fund may not:

         "make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations."

The Board recommends that the shareholders vote to replace the current fundamental policy with a fundamental policy providing that the Fund may not:

         "lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures, loan participations or other debt securities in which financial institutions generally invest, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission."

In addition, it is proposed that Article XIV, Section 1, paragraph (b)(8) of the Fund's By-laws, which currently contains the same provision, be amended to reflect the same changes.

If the proposal is approved, the Fund will be permitted to enter into arrangements to loan its portfolio securities to brokers, dealers, and other financial institutions for the purpose of earning income. The Fund will be permitted to loan its portfolio securities in accordance with SEC guidelines. Under these guidelines, the Fund generally may lend its portfolio securities provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive a reasonable return on the loan, as well as any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund (including the collateral received from such loans).

When the Fund lends its portfolio securities, its investment performance will continue to reflect the value of the securities loaned, and the Fund will receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in the recovery of the collateral if the borrower fails to return the securities loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

The proposal also would clarify and broaden the types of fixed income instruments in which the Fund may invest. The proposal would change the reference in the investment policy from "debt securities" to "debt obligations," so that certain instruments that may not technically be considered securities, such as loan assignments, are permissible investments for the Fund.

The Board of Directors believes that this amendment and the additional flexibility it provides will be beneficial to the Fund and its shareholders. If approved by shareholders, the Fund's registration statement and By-laws will be amended as appropriate to reflect the proposal.

Approval of the proposal to amend a fundamental investment policy requires the affirmative vote of (a) 67% or more of all shares present and entitled to vote at the Meeting, provided the holders of more than 50% of all shares outstanding and entitled to vote are present or represented by proxy, or (b) more than 50% of all outstanding shares.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RESPECTIVELY, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL FOUR.

                                  PROPOSAL FIVE
                                  -------------

          RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2000-2001

Shareholders are requested to ratify the selection by the Board, including a majority of Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, of the firm of PricewaterhouseCoopers LLP as independent public accountants for the Fund for the fiscal year ended June 30, 2001. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent public accountants since the Fund's inception in 1986, and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. No representative of the firm of PricewaterhouseCoopers LLP is expected to attend the Meeting of shareholders.

Approval of Proposal Five requires the affirmative vote of a majority of the Fund's shares present or represented at the Meeting, provided at least a quorum (a majority of the Fund's outstanding shares) is represented in person or by proxy.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE CURRENT FISCAL YEAR IN PROPOSAL FIVE.

                                  OTHER MATTERS
                                  -------------

The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy statement. If an event not now anticipated or if any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              SHAREHOLDER PROPOSALS
                              ---------------------

Any shareholder proposals for inclusion in proxy solicitation material for a shareholders' meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Any such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be sent sufficiently far in advance of the meeting so that it is received by the Fund within a reasonable time before a solicitation is made.

Under the laws of the State of Maryland where the Fund is incorporated, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters, but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders' meetings on a regular basis and any shareholder proposal received may not be considered until such a meeting is held.

                                  MISCELLANEOUS
                                  -------------

The solicitation of the enclosed Proxy is made by and on behalf of the Fund's Board of Directors. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Fund. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. All shareholders are urged to mark, date, sign, and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States.

The Manager of the Fund is located at 11100 Santa Monica Boulevard, Los Angeles, California 90025 and 135 South State College Boulevard, Brea, California 92621.

The most recent annual and semi-annual reports of the Fund, including financial statements, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund c/o American Funds Service Company, 135 South State College Boulevard, Brea, CA 92821 and they will be sent promptly by first class mail. Alternatively, you may request a copy of these reports by calling 1-800-421-0180.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy.

                          By the Order of the Board of
                          Directors of the Fund


                          --------------------------------
                          Roberta A. Conroy
                          Secretary

                      INSTRUCTIONS FOR SIGNING PROXY CARDS
                      ------------------------------------

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   INDIVIDUAL  ACCOUNTS:   sign  your  name  exactly  as  it  appears  in  the
     registration on the proxy card.

2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                Registration                                            Valid Signature
                ------------                                            ---------------

        CORPORATE ACCOUNTS

            (1)  ABC Corp............................................  ABC Corp. John Doe, Treasurer
            (2)  ABC Corp............................................  John Doe, Treasurer
            (3)  ABC Corp. c/o John Doe..............................  John Doe, Treasurer
            (4)  ABC Corp. Profit Sharing Plan.......................  John Doe, Trustee

        PARTNERSHIP ACCOUNTS

            (1)  The XYZ Partnership.................................  Jane B. Smith, Partner
            (2)  Smith and Jones, Limited Partnership................  Jane B. Smith, General Partner

        TRUST ACCOUNTS

            (1)  ABC Trust...........................................  Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee u/t/d 12/28/78.................  Jane B. Doe, Trustee

        CUSTODIAL OR ESTATE ACCOUNTS

            (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
                    UGMA/UTMA........................................  John B. Smith
            (2)  Estate of John B. Smith.............................  John B. Smith, Jr., Executor


                       EMERGING MARKETS GROWTH FUND, INC.
         proxy solicited on behalf of the board of directors of the fund for the meeting of shareholders to be held OCTOBER 30, 2000

                                      PROXY

The undersigned hereby appoints Roberta A. Conroy, Nancy Englander, David I. Fisher and Peter C. Kelly, and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the aforesaid Meeting of Shareholders to be held at 11100 Santa Monica Boulevard, Los Angeles, California, USA 90025 on Monday, October 30, 2000 at 8:30 a.m., on all matters coming before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN ITEM 1 AND "FOR" ITEMS 2 THROUGH 5.

1.   ELECTION OF DIRECTORS   |_| For all   |_| Against all      |_| Abstain

        R. Michael Barth          Beverly L. Hamilton      William Robinson
        Collette D. Chilton       Raymond Kanner           Aje K. Saigal
        Nancy Englander           Marinus W. Keijzer       Patricia A. Small
        David I. Fisher           Hugh G. Lynch            Walter P. Stern
        Khalil Foulathi           Helmut Mader             Shaw B. Wagener

|_| Check if shareholder wishes to withhold authority to vote for the following nominee(s):

2. To approve a proposal to amend the Fund's fundamental investment policy to permit increased investments in the securities of any single issuer with respect to 25% of the Fund's assets, and to amend the Fund's By-laws to reflect such amendment;

                  |_| For       |_| Against      |_| Abstain

3. To approve a proposal to amend the Fund's fundamental investment policy concerning ownership of voting securities to permit ownership of more than 10% of the outstanding voting securities of any single issuer with respect to 25% of the Fund's assets, and to amend the Fund's By-laws to reflect such amendment;

                   |_|  For      |_|  Against     |_|  Abstain

4. To approve a proposal to amend the Corporation's fundamental investment policy concerning loans to clarify existing restrictions and to permit securities lending, and to amend the Fund's By-laws to reflect such amendment; and

                   |_|  For       |_|  Against     |_|  Abstain

5. To ratify the selection by the Board of Directors of the Fund of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending June 30, 2001

                   |_|  For       |_|  Against     |_|  Abstain



                                     By:  ______________________________________
                                              Authorized Person

                                     By:  ______________________________________
                                              Authorized Person